EXHIBIT 10.11


                           DATED AS OF 1 OCTOBER 1997

                   (1) DURABLE ELECTRONICS INDUSTRIES LIMITED

                   (2) POMILLO LIMITED

                   (3) DURABLE ELECTRICAL METAL FACTORY LIMITED



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                              DEED OF ASSIGNMENT OF
                               INDUSTRIAL KNOW-HOW

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THIS DEED OF ASSIGNMENT is made as of 1 October 1997.

BETWEEN:

(l) DURABLE ELECTRONICS INDUSTRIES LIMITED, a company incorporated in Hong Kong (company number: 579568), whose registered office is at 1st Floor Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong (the "ASSIGNOR"); and

(2)   POMILLO LIMITED, a company incorporated in Hong Kong (company number:
      595097), whose registered office is at 37th Floor, Wu Chung House, 213 Queen's Road East, Wanchai, Hong Kong (the "ASSIGNEE"); and

(3) DURABLE ELECTRICAL METAL FACTORY LIMITED a company incorporated in Hong Kong (company number: 35273) whose registered office is at 1st Floor, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong ("DEM").

WHEREAS:

(A) The Assignor is the sole legal and beneficial owner of all intellectual property rights relating to the know-how, experience, drawings, designs, initial diagrams, manufacturing instructions, computer programs and all other technical information which relate to the design, research, development, manufacture or supply of (i) integrated circuit; (ii) compact disk mechanism ("CDM"); and (iii) moulds for music centre products (including but not limited to those with model nos. 318, 328, 3103, 3105, 3205, 5103) (the "Products") in the People's Republic of China (the "PRC") which include but are not limited to expertise in the PRC for:

      (i)   design of the feature and mechanism of the Products;

      (ii) sourcing the parts for production of the Products (including without limitation CDM and plastic parts);

      (iii) in-house production of certain parts (including without limitation personal computer boards and parts for silk-screen printing);

      (iv)  manufacturing the Products; and

      (v) implementing a fully integrated computerised management information system, which is capable of processing information relating to purchasing, invoicing, costing, engineering, accounting, sales orders control, warehouse and production scheduling,

      ("Industrial Know-how").


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(B)   The Assignor has agreed to assign to the Assignee the Industrial Know-how for the consideration and upon the terms and conditions set out in this Agreement.

NOW THIS DEED WITNESSETH as follows:

1. In consideration of the sum of US$1,977,613 payable by the Assignee to the Assignor, which obligation to pay the sum shall remain outstanding on the terms of a loan agreement to be executed by the Assignor as lender, the Assignee as borrower and New M-Tech Corporation as guarantor simultaneously with this Agreement, the Assignor, as legal and beneficial owner, hereby assigns to the Assignee absolutely all its right, title and interest in the Industrial Know-how and all rights of action, powers and benefits accruing or belonging to the Assignor in relation thereto to the intent that the Assignee shall be the legal and beneficial owner thereof and shall be solely and absolutely entitled thereto to the exclusion of the Assignor.

2. The Assignor shall at its own cost and at no charge to the Assignee provide the Assignee with all know-how and other information in its possession or the possession of its employees and all documents, drawings, designs, initial diagrams, manufacturing instructions, computer programs, manuals, files and all other technical information relating thereto to enable the Assignee fully and effectively to exploit the Industrial Know-how.

3. Until 31 October 2003, each of the Assignor and DEM, shall make available free of charge for use by the Assignee for the manufacture of the Products in connection with the application of the Industrial Know-how, the general manufacturing operating software programs used by DEM and the Assignor in manufacturing.

4.    The Assignor hereby represents and warrants to the Assignee that:

      (i) it is the sole legal and beneficial owner of the Industrial Know-how, free from any liens, encumbrances, litigation or claims;

      (ii) the use of the Industrial Know-how will not infringe the intellectual property right of any third party;

      (iii) the rights relating to the Industrial Know-how have not ceased to subsist and have not been destroyed or otherwise impaired in any way;

      (iv) the Industrial Know-how has not prior to the date of this Deed been assigned licensed granted disclosed or in any way dealt with or encumbered so as to derogate from this Deed;

      (v) the Assignor is fully entitled to enter into this Deed and to assign the Industrial Know-how to the Assignee in a manner contemplated within this Deed; and

      (vi) the Assignor will indemnify and at all times keep the Assignee fully indemnified from and against all actions claims proceedings costs damages and expenses


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            (including but not limited to legal expenses) howsoever incurred by or awarded against the Assignee or any of its associated companies, agents and/or servants in respect of any consequence of any breach non-performance or non-observance by the Assignor of all or any of the representations warranties or obligations by or of the Assignor contained in this Deed.

5.    The Assignor hereby undertakes that:

      (i) it will maintain all information relating to the Industrial Know-how in strict confidence and will not divulge any of the information relating to the Industrial Know-how to any third party provided that the Assignor shall not be required to maintain confidentiality on any portion of the Industrial Know-how which has become public knowledge through no fault of the Assignor; and

      (ii) it will indemnify the Assignee, against all losses, damages, costs, expenses, claims, demands, or liabilities of whatsoever nature arising directly or indirectly out of its breach or the breaches by its employees, agents or advisers or otherwise howsoever of this Clause.

6. Each party hereby agrees to keep confidential the terms of this Deed save for disclosure as required by law or relevant regulatory authorities.

7. Each party shall pay its own costs and disbursements of and incidental to this Deed.

8. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Deed shall not be affected or impaired thereby.

9. Time shall be of the essence as regards any date or period mentioned in this Deed and any date or period substituted for the same by agreement of the parties hereto or otherwise.

10. Each of the parties hereto shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary or desirable to give effect to the terms of this Deed.

11. This Deed shall be binding on and enure for the benefit of each party's successors and assigns (as the case may be).

12. This Deed shall be governed by and interpreted in accordance with English law. The parties hereby submit to the non-exclusive jurisdiction of the courts of England but this Deed may be enforced in any court of competent jurisdiction.

13. This Deed may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


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IN WITNESS WHEREOF the parties have executed this Deed as of 1 October 1997.

SIGNED, SEALED and DELIVERED         )
by                                   )
as attorney for and on behalf of     )        /S/ ILLEGIBLE
DURABLE ELECTRONICS                  )
INDUSTRIES LIMITED                   )
as its Deed in the presence of       )

SEALED with THE COMMON SEAL of       )
POMILLO LIMITED                      )        /S/ ILLEGIBLE
and SIGNED by                        )

                                     )
                                     )
duly authorized for and on behalf of )
POMILLO LIMITED                      )        /S/ ILLEGIBLE
in the presence of                   )





SIGNED, SEALED and DELIVERED         )
by                                   )
as attorney for and on behalf of     )
DURABLE ELECTRICAL METAL             )       /S/ ILLEGIBLE
FACTORY LIMITED                      )
as its Deed in the presence of       )


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